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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2006

                            Commission File Number of
                              Depositor: 333-132042

                                INDYMAC MBS, INC.
            ________________________________________________________
              (Exact name of depositor as specified in its charter)

                              INDYMAC BANK, F.S.B.
            ________________________________________________________
               (Exact name of sponsor as specified in its charter)

            DELAWARE                                           95-4791925
--------------------------------------------------------------------------------
  (State or other jurisdiction                              (I.R.S. employer
        of incorporation)                                  identification no.)

      c/o 155 North Lake Avenue, Pasadena, CA              ________ 91101__
     ______________________________________________________________________
      (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (800) 669-2300

                                      N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         Exhibit Index located on Page 2




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits (execution copies): The following execution copies are filed as Exhibits to this Report:


Exhibit
Number
------

25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939, as amended, of a corporation designated to act as Trustee. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1.)





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INDYMAC MBS, INC.


                                             By:   /s/ Andy Sciandra
                                                 -------------------------------
                                                 Name:    Andy Sciandra
                                                 Title:   Senior Vice President
                                                          Secondary Marketing


Dated:  September 19, 2006





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Exhibit 25.1

Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939, as amended, of a corporation designated to act as Trustee. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1.)